Exhibit 99.2

HOVNANIAN ENTERPRISES, INC.	For Immediate Release

Contact:	Jeffrey T. O’Keefe Vice President of Investor Relations 732-747-7800	Ethan Lyle Teneo Strategy 212-886-9376

K. HOVNANIAN ENTERPRISES, INC. ANNOUNCES AMENDMENTS TO EXCHANGE OFFER AND CONSENT SOLICITATION

MATAWAN, NJ, April 23, 2018 – Hovnanian Enterprises, Inc. (NYSE: HOV) (the “Company”) announced today that its wholly-owned subsidiary, K. Hovnanian Enterprises, Inc. (the “Issuer”), has amended certain terms of its previously announced private offer to exchange (the “Exchange Offer”) any and all of the Issuer’s $440.0 million outstanding 10.000% Senior Secured Notes due 2022 (the “Existing 2022 Notes”) and $400.0 million outstanding 10.500% Senior Secured Notes due 2024 (the “Existing 2024 Notes,” and together with the Existing 2022 Notes, the “Existing Notes”) for the Issuer’s newly issued 3.0% Senior Notes due 2047 (the “New Notes”) and concurrent solicitation of consents with respect to the Existing 2022 Notes (the “Existing 2022 Notes Consent Solicitation”).

The Issuer has amended the definition of “Minimum Exchange Condition” for the Exchange Offer to mean that at least $50.0 million in aggregate principal amount of the Existing Notes shall have been validly tendered (and not validly withdrawn prior to the Withdrawal Deadline (defined below)) prior to the Early Tender Deadline (defined below).

The amendments also extend each of (i) the deadline for tendering Existing Notes (and, if applicable, delivering consents) in order to receive the exchange consideration of $1,400 principal amount of New Notes for each $1,000 principal amount of Existing Notes validly tendered and accepted in the Exchange Offer (the “Exchange Consideration”) on the Early Settlement Date (defined below) (such time and date, as the same may be extended, the “Early Tender Deadline”) and (ii) the deadline for withdrawing tendered Existing Notes (and, if applicable, revoking consents) (such time and date, as the same may be extended, the “Withdrawal Deadline”) to 5:00 p.m., New York City time, on April 27, 2018, unless extended. Existing Notes tendered may be withdrawn at any time prior to the Withdrawal Deadline, but not thereafter, unless required by applicable law. Assuming that the conditions to the Exchange Offer are satisfied or waived, the Issuer intends for the “Early Settlement Date” to be April 30, 2018, unless otherwise designated by the Issuer.

As of 5:00 p.m., New York City time, on April 23, 2018, the Issuer had received valid tenders in an aggregate principal amount that would satisfy the Minimum Exchange Condition (as defined herein). Such tendered Existing Notes remain subject to withdrawal rights to the Withdrawal Deadline (as extended as provided herein).

The Exchange Offer will expire at 11:59 p.m., New York City time, on May 3, 2018, unless extended or earlier terminated by the Issuer (such date and time, as the same may be extended, the “Expiration Time”). In order to receive the Exchange Consideration on the Early Settlement Date, eligible holders must validly tender their Existing Notes prior to the Early Tender Deadline. Eligible holders who validly tender their Existing Notes after the Early Tender Deadline but on or prior to the Expiration Time will receive the Exchange Consideration on the Final Settlement Date (as defined below). Assuming that the conditions to the Exchange Offer are satisfied or waived, the “Final Settlement Date” will be promptly after the Expiration Time and is expected to be the business day after the Expiration Time.

The Exchange Offer and Existing 2022 Notes Consent Solicitation remain conditioned upon the other conditions set forth in the Confidential Offering Memorandum, dated April 6, 2018, and in the related Letter of Transmittal and Consent (as such documents may be amended or supplemented from time to time, including as amended on April 13, 2018, April 19, 2018 and April 23, 2018 and as described herein, the “Exchange Offer Documents”), and, other than the amendments described above (including the amendment of the Minimum Exchange Condition), the other terms and conditions of the Exchange Offer and Existing 2022 Notes Consent Solicitation as set forth in the Exchange Offer Documents remain unchanged.

Global Bondholder Services Corporation is serving as the exchange agent, tabulation agent and information agent for the Exchange Offer and Existing 2022 Notes Consent Solicitation. Any question regarding procedures for tendering Existing Notes and delivering consents in the Existing 2022 Notes Consent Solicitation and requests for copies of the Exchange Offer Documents may be directed to Global Bondholder Services Corporation by phone at 866-470-4300 (toll free) or 212-430-3774.

This press release is neither an offer to purchase or sell nor a solicitation of an offer to sell or buy the Existing Notes, the New Notes or any other securities of the Issuer or the Company. This press release also is not a solicitation of consents to the proposed amendment to the indenture governing the Existing 2022 Notes. The Exchange Offer and Existing 2022 Notes Consent Solicitation are being made solely on the terms and subject to the conditions set forth in the Exchange Offer Documents and the information in this press release is qualified by reference to such Exchange Offer Documents.

The Exchange Offer is being made within the United States only to persons reasonably believed to be “qualified institutional buyers” pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to non-U.S. investors. The New Notes have not been and will not be registered under the Securities Act, or any state securities laws. The New Notes may not be offered or sold within the United States or to U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

About Hovnanian Enterprises®, Inc.

Hovnanian Enterprises, Inc., founded in 1959 by Kevork S. Hovnanian, is headquartered in Matawan, New Jersey and, through its subsidiaries, is one of the nation’s largest homebuilders with operations in Arizona, California, Delaware, Florida, Georgia, Illinois, Maryland, New Jersey, Ohio, Pennsylvania, South Carolina, Texas, Virginia, Washington, D.C. and West Virginia. The Company’s homes are marketed and sold under the trade names K. Hovnanian® Homes, Brighton Homes® and Parkwood Builders. Additionally, the Company’s subsidiaries, as developers of K. Hovnanian’s® Four Seasons communities, make the Company one of the nation’s largest builders of active lifestyle communities.

Forward-Looking Statements

All statements in this press release that are not historical facts should be considered as “Forward-Looking Statements”. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such forward looking statements include but are not limited to statements related to the Company’s goals and expectations with respect to its financial results for future financial periods. Although we believe that our plans, intentions and expectations reflected in, or suggested by, such forward-looking statements are reasonable, we can give no assurance that such plans, intentions or expectations will be achieved. By their nature, forward-looking statements: (i) speak only as of the date they are made, (ii) are not guarantees of future performance or results and (iii) are subject to risks, uncertainties and assumptions that are difficult to predict or quantify. Therefore, actual results could differ materially and adversely from those forward-looking statements as a result of a variety of factors. Such risks, uncertainties and other factors include, but are not limited to, (1) changes in general and local economic, industry and business conditions and impacts of a sustained homebuilding downturn; (2) adverse weather and other environmental conditions and natural disasters; (3) levels of indebtedness and restrictions on the Company’s operations and activities imposed by the agreements governing the Company’s outstanding indebtedness; (4) the Company’s sources of liquidity; (5) changes in credit ratings; (6) changes in market conditions and seasonality of the Company’s business; (7) the availability and cost of suitable land and improved lots; (8) shortages in, and price fluctuations of, raw materials and labor; (9) regional and local economic factors, including dependency on certain sectors of the economy, and employment levels affecting home prices and sales activity in the markets where the Company builds homes; (10) fluctuations in interest rates and the availability of mortgage financing; (11) changes in tax laws affecting the after-tax costs of owning a home; (12) operations through joint ventures with third parties; (13) government regulation, including regulations concerning development of land, the home building, sales and customer financing processes, tax laws and the environment; (14) product liability litigation, warranty claims and claims made by mortgage investors; (15) levels of competition; (16) availability and terms of financing to the Company; (17) successful identification and integration of acquisitions; (18) significant influence of the Company’s controlling stockholders; (19) availability of net operating loss carryforwards; (20) utility shortages and outages or rate fluctuations; (21) geopolitical risks, terrorist acts and other acts of war; (22) increases in cancellations of agreements of sale; (23) loss of key management personnel or failure to attract qualified personnel; (24) information technology failures and data security breaches; (25) legal claims brought against us and not resolved in our favor; and (26) certain risks, uncertainties and other factors described in detail in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2017, and in the Offering Memorandum. Except as otherwise required by applicable securities laws, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason.